                                                                      Exhibit 25

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.

                                     /s/ Donald H. Anderson
                                     -------------------------
                                         Donald H. Anderson

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                     /s/ Austin M. Beutner
                                     ----------------------------
                                         Austin M. Beutner

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                     /s/ Robert S. Boswell
                                     ----------------------------
                                         Robert S. Boswell

_______________________________________________________________________________

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                    /s/ Richard J. Callahan
                                    -----------------------------
                                        Richard J. Callahan

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                        /s/ Dale F. Dorn
                                        -------------------------
                                            Dale F. Dorn

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                        /s/ John C. Dorn
                                        -------------------------
                                            John C. Dorn

_______________________________________________________________________________

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                      /s/ William L. Dorn
                                      ---------------------------
                                          William L. Dorn

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                      /s/ Harold D. Hammar
                                      ---------------------------
                                          Harold D. Hammar

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                       /s/ David H. Keyte
                                       --------------------------
                                           David H. Keyte

_______________________________________________________________________________

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                        /s/ James H. Lee
                                        -------------------------
                                            James H. Lee

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                     /s/ Jeffrey W. Miller
                                     ----------------------------
                                         Jeffrey W. Miller

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                       /s/ Jack D. Riggs
                                       --------------------------
                                           Jack D. Riggs

_______________________________________________________________________________

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                     /s/ Michael B. Yanney
                                     ----------------------------
                                         Michael B. Yanney

_______________________________________________________________________________


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Linda M. Trulick his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1994 pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this _____ day of _______________, 1995.


                                     /s/ Daniel L. McNamara
                                     ----------------------------
                                         Daniel L. McNamara
_______________________________________________________________________________